UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2010

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326— 11th Avenue SW Calgary, Alberta, Canada	T2R 0C5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(e) Retention Agreements with Leigh Peters & Garth Wong

Effective November 23, 2010, Oilsands Quest Inc. (the “Company”) entered into a two separate and identical Retention Agreements (the “Agreements”) with Leigh Peters, Vice President Legal of the Company, and Garth Wong, Chief Financial Officer of the Company (each an “Executive”, and together, the “Executives”).  In anticipation of both Executives playing a key role in facilitating the Company’s strategic alternatives review process (the “Process”) to increase shareholder value,  the Company will pay the Executives a retention bonus (the “Retention Bonus”, further defined below) on the condition that the Executives work with the Company in good faith to facilitate the process and subject to the continued employment of each Executive.

Pursuant to the Agreements, in addition to their normal duties and responsibilities, the Executives have agreed to work with the Company in good faith to facilitate the completion and assist in all aspects of the Process until the successful completion of the Process (the “Target Date”) or February 28, 2011, whichever is earlier. If the Executive resigns from his or her employment with the Company, or is terminated for cause, prior to the earlier of the Target Date or February 28, 2011, the Executive will not be entitled to the Retention Bonus. If the Executive’s employment is terminated without cause before the Retention Bonus becomes payable, the Executive will receive a pro rata amount of the Retention Bonus as per the Agreements.

Under the terms of the Agreements, upon the continued employment of the Executive and the earlier of (i) the Target Date; (ii) February 28, 2011; or (iii) the Executive’s death or disability as defined in the Company’s group insurance plan, the Company will pay the Executive a Retention Bonus in the amount of seventy-five percent (75%) of the Executive’s annual salary, subject to certain reductions. The Retention Bonus will be in addition to any other compensation the Executive is entitled to receive from the Company, including but not limited to, severance pay.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

10.1	Form of Retention Agreement, effective as of November 23, 2010, between Oilsands Quest Inc. and Leigh Peters/Garth Wong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010	Oilsands Quest Inc.
(Registrant)

/s/ Garth Wong
	Name:	Garth Wong
	Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Form of Retention Agreement, effective as of November 23, 2010, between Oilsands Quest Inc. and Leigh Peters/Garth Wong.